Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Perma-Fix Environmental Services, Inc. (“PESI”) on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Mark Duff, Chief Executive Officer, President and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or §78o(d)); and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 24, 2026

/s/ Mark Duff
Mark Duff
Chief Executive Officer, President and Principal Executive Officer

This certification is furnished to the Securities and Exchange Commission solely for purpose of 18 U.S.C. §1350 subject to the knowledge standard contained therein, and not for any other purpose.